UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2025

Piedmont Lithium Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E Catawba Street
Belmont, North Carolina 28012
(Address of principal executive offices) (Zip code)
(704) 461-8000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of November 18, 2024, as subsequently amended on April 22, 2025 and as it may have been further amended from time to time (the “Merger Agreement”), by and among Piedmont Lithium Inc., (the “Company” or “Piedmont”), Sayona Mining Limited, an Australian public company limited by shares (“Sayona”), and Shock MergeCo Inc., a Delaware corporation and a wholly owned subsidiary of Sayona (“Merger Sub”).

On August 29, 2025, pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub was merged with and into Piedmont, with Piedmont continuing as the surviving company and a wholly owned subsidiary of Sayona (the “Merger”).

At the effective time of the Merger (the “Effective Time”) each eligible share of Piedmont common stock, par value $0.0001 per share (“Piedmont common stock”), including any share in respect of which a Piedmont CHESS depository interest (“Piedmont CDI”) had been issued, was converted as follows: (1) each Piedmont CDI representing 1/100th of an eligible share of Piedmont common stock issued and outstanding as of a record date prior to the Effective Time established pursuant to the settlement rules of ASX Limited ABN 98 008 624 691 (the “ASX”) was converted into the right to receive 5.27 ordinary shares of Sayona (“Sayona ordinary shares”); and (2) each eligible share of Piedmont common stock issued and outstanding immediately prior to the Effective Time and not represented by a Piedmont CDI was converted into the right to receive 0.35133 American depositary shares of Sayona (“Sayona ADSs”), each such Sayona ADS representing together 527 Sayona ordinary shares (the Sayona ADSs together with the Sayona ordinary shares, the “Merger Consideration”). The Sayona ADSs are listed on the Nasdaq Stock Market LLC (the “Nasdaq”) and trade under the symbol “ELVR.” The Sayona ordinary shares will continue to be listed for trading on the ASX under the trading symbol “SYA” or, following the contemplated change of Sayona’s name to Elevra Lithium Limited, “ELV”.

In addition, pursuant to, and subject to the terms and conditions of, the Merger Agreement, at the Effective Time, (1) each then outstanding restricted stock unit award of Piedmont (“Piedmont RSU award”) was converted into an adjusted restricted stock unit award comprising the number of Sayona ordinary shares or Sayona ADSs representing such number of Sayona ordinary shares, as applicable, equal to the number of shares of Piedmont common stock subject to such Piedmont RSU award immediately prior to the Effective Time, multiplied by 527; and (2) each then outstanding stock option award of Piedmont (“Piedmont option award”) was converted into an adjusted option award to purchase the number of Sayona ordinary shares equal to number of shares of Piedmont common stock subject to such Piedmont option award option award immediately prior to the Effective Time, multiplied by 527, with each adjusted option award having an exercise price per share equal to the quotient obtained by dividing (A) the exercise price per share of Piedmont common stock of such Piedmont option award immediately prior to the Effective Time and (B) 527.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement. Copies of the Merger Agreement and Amendment No. 1 to the Merger Agreement were filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) by the Company on November 19, 2024, and as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC by the Company on April 23, 2025, respectively; and each is incorporated by reference in its entirety herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth  under the Introductory Note of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 3.01.

On August 29, 2025, in connection with the closing of the Merger, the Company notified the Nasdaq that the Merger had been consummated and requested that the Nasdaq delist Piedmont common stock from the Nasdaq and file with the SEC a notification on Form 25 to report the delisting of Piedmont common stock from the Nasdaq and to deregister Piedmont common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Piedmont common stock on the Nasdaq was suspended prior to the opening of trading on September 2, 2025.

Following the effectiveness of the Form 25 for Piedmont common stock, the Company expects to file a Form 15 with the SEC to deregister Piedmont common stock under Section 12(g) of the Exchange Act and to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note of this Current Report on Form 8-K and Items 2.01, 3.01, 5.01 and 5.03 is hereby incorporated by reference in its entirety into this Item 3.03.

In connection with the Merger, immediately prior to the Effective Time, holders of eligible Piedmont common stock and Piedmont CDIs ceased to have any rights as shareholders in the Company (other than their right to receive the Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information set forth under the Introductory Note of this Current Report on Form 8-K and Items 2.01, 5.02 and 5.03 is hereby incorporated by reference in its entirety into this Item 5.01.

In connection with the Merger and at the Effective Time, a change in control of the Company occurred when Merger Sub merged with and into the Company, with the Company continuing as the surviving company and a wholly owned subsidiary of Sayona.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger (and not as a result of any disagreement with the Company), and in accordance with the Merger Agreement, at the Effective Time, each of Jeff Armstrong, Keith D. Phillips, Christina Alvord, Jorge M. Beristain, Michael Bless, Claude Demby and Dawne Hickton, together constituting all of the directors of the Company at such time, resigned as directors of the Company, and Lucas Dow became the sole director of the Company.

In connection with the consummation of the Merger (and not as a result of any disagreement with the Company), and in accordance with the Merger Agreement, at the Effective Time, each of Keith D. Phillips, Bruce Czachor, and Michael White, each of whom was an officer of the Company immediately prior to the Effective Time, resigned from serving in such capacities, and Lucas Dow became the President and Chief Executive Officer of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, and in accordance with the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated (the “A&R Certificate”) to read in its entirety as set forth in Exhibit 3.1 to this Current Report on Form 8-K, which exhibit is hereby incorporated by reference in its entirety into this Item 5.03.

In connection with the consummation of the Merger, and in accordance with the Merger Agreement, at the Effective Time, the Company’s bylaws in effect immediately prior to the Effective Time were amended and restated (the “A&R Bylaws”) to read in their entirety as set forth in Exhibit 3.2 to this Current Report on Form 8-K, which exhibit is hereby incorporated by reference in its entirety into this Item 5.03.

The foregoing disclosures regarding the A&R Certificate and the A&R Bylaws do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the A&R Certificate and the A&R Bylaws, respectively.

Item 8.01.	Other Events

On August 29, 2025, the Company issued a press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of November 18, 2024, by and among Piedmont Lithium Inc., Sayona Mining Limited, and Shock MergeCo Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2024)

2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 22, 2025, by and among Piedmont Lithium Inc., Sayona Mining Limited, and Shock MergeCo Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2025)

3.1	Second Amended and Restated Certificate of Incorporation, dated August 29, 2025
3.2	Second Amended and Restated Bylaws, dated August 29, 2025
99.1	Press Release, dated August 29, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*  Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: September 3, 2025		/s/ Dylan Roberts
	Name:	Dylan Roberts
	Title:	Secretary